        AIM V.I. GLOBAL
        UTILITIES FUND

        ------------------------------------------------------------------------

        Shares of the fund are currently offered only to insurance company separate accounts. AIM V.I. Global Utilities Fund seeks to achieve a high level of current income and secondarily, growth of capital, by investing primarily in the common and preferred stocks of public utility companies (either domestic or foreign).

        PROSPECTUS                                  AIM --Registered Trademark--
        FEBRUARY 16, 2000

                                       This prospectus contains important
                                       information. Please read it before
                                       investing and keep it for future
                                       reference.

                                       As with all other mutual fund
                                       securities, the Securities and
                                       Exchange Commission has not approved
                                       or disapproved these securities or
                                       determined whether the information
                                       in this prospectus is adequate or
                                       accurate. Anyone who tells you
                                       otherwise is committing a crime.

                                       An investment in the fund:
                                          - is not FDIC insured;
                                          - may lose value; and
                                          - is not guaranteed by a bank.

                                       The Board of Directors voted to
                                       request shareholder approval of
                                       certain items. For further
                                       information on these items, see
                                       Submission of Matters to
                                       Shareholders in this prospectus.


       [AIM LOGO APPEARS HERE]                           INVEST WITH DISCIPLINE
                                                      -- Registered Trademark --
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                         AIM V.I. GLOBAL UTILITIES FUND
                         ------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES          1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND     1
- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                      2
- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                         2

Performance Table                            2

FUND MANAGEMENT                              3
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisor                                  3

Advisor Compensation                         3

Portfolio Managers                           3

OTHER INFORMATION                            4
- - - - - - - - - - - - - - - - - - - - - - - -

Purchase and Redemption of Shares            4

Pricing of Shares                            4

Taxes                                        4

Dividends and Distributions                  4

Submission of Matters to Shareholders        4

FINANCIAL HIGHLIGHTS                         5
- - - - - - - - - - - - - - - - - - - - - - - -

OBTAINING ADDITIONAL INFORMATION    Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design and Invest with Discipline are registered service marks and AIM Bank Connection, AIM Funds, AIM Funds and Design, AIM Internet Connect and AIM Investors are service marks of
A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.
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                         ------------------------------
                         AIM V.I. GLOBAL UTILITIES FUND
                         ------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objectives are to achieve a high level of current income and secondarily, growth of capital, by investing primarily in the common and preferred stocks of public utility companies (either domestic or foreign).

  The fund seeks to meet these objectives by investing, normally, at least 65% of its total assets in securities of domestic and foreign public utility companies. Public utility companies include companies that provide electricity, natural gas, water and sanitary services to the public, telephone or telegraph companies, and other companies providing public communications services. The fund may also invest in developing utility technology companies and in holding companies that derive a substantial portion of their revenues from utility related activities.

  The fund may invest up to 80% of its total assets in foreign securities, including securities of issuers located in developing countries. Developing countries are those countries that are in the initial stages of their industrial cycles. The fund will normally invest in the securities of companies located in at least four different countries, including the United States. The fund may invest up to 25% of its total assets in convertible securities of public utility companies. The fund may also invest up to 25% of its total assets in public utility company, non-convertible bonds. The fund may invest up to 10% of its total assets in lower-quality debt securities, i.e., "junk bonds."

  The portfolio managers focus on securities that have favorable prospects for high current income and growth of capital. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

  The fund is a non-diversified portfolio. With respect to 50% of its total assets, it is permitted to invest more than 5% of its assets in the securities of any one issuer.

  In anticipation of or in response to adverse market conditions, the fund may invest up to 100% of its total assets in securities of U.S. issuers.

  In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. As a result, the fund may not achieve its investment objectives.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from the fund may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Interest rate increases may cause the price of a debt security to decrease; the longer a debt security's duration, the more sensitive it is to this risk. The issuer of a security may default or otherwise be unable to honor a financial obligation.

  The value of the fund's shares is particularly vulnerable to factors affecting the utility company industry, such as substantial economic, operational or regulatory changes. Such changes may, among other things, increase compliance costs or the costs of doing business. In addition, increases in fuel, energy and other prices have historically limited the growth potential of utility companies. Because the fund focuses its investments in the public utility industry, the value of your shares may rise and fall more than the value of shares of a fund that invests more broadly.

  The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are valued.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devaluated their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

  Because it is non-diversified, the fund may invest in fewer issuers than if it were a diversified fund. The value of the fund's shares may vary more widely, and the fund may be subject to greater investment and credit risk, than if the fund invested more broadly.

  The fund may participate in the initial public offering (IPO) market. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total returns. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the fund's total returns.

                                        1
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                         AIM V.I. GLOBAL UTILITIES FUND
                         ------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. The bar chart and performance table shown does not reflect charges at the separate account level. If they did, the performance shown would be lower. Total return information in the bar chart and table below may be affected by special market factors, including the fund's investments in the initial public offering markets, which may have a magnified impact on the fund due to its small asset base. There is no guarantee that, as the fund's assets grow, it will continue to experience substantially similar performance.

ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
The following bar chart shows changes in the performance of the fund's shares from year to year.

                         [GRAPH]

                                                           ANNUAL
YEAR ENDED                                                 TOTAL
DECEMBER 31,                                               RETURNS
------------                                               -------
1995 ....................................................  26.74%
1996 ....................................................  12.07%
1997 ....................................................  21.63%
1998 ....................................................  16.49%
1999 ....................................................  33.56%

  During the periods shown in the bar chart, the highest quarterly return was 25.88% (quarter ended December 31, 1999) and the lowest quarterly return was -4.98% (quarter ended September 30, 1998).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index.

AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(for the periods ending                                             SINCE              INCEPTION
December 31, 1999)         1 YEAR               5 YEARS            INCEPTION              DATE
---------------------------------------------------------------------------------------------------
AIM V.I. Global Utilities
  Fund                      33.56%               21.87%              18.45%             05/02/94
Lipper Utility Fund
  Index(1)                  14.53%               18.83%              15.58%(2)          04/30/94(2)
---------------------------------------------------------------------------------------------------

(1) Lipper Utility Fund Index measures the performance of the 30 largest utilities funds charted by Lipper Inc., an independent mutual funds performance monitor.

(2) The average annual total return given is since the date closest to the inception date of the fund.

                                        2
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                         ------------------------------
                         AIM V.I. GLOBAL UTILITIES FUND
                         ------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 120 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fund's last fiscal year ended December 31, 1999, the advisor received compensation of 0.65% of average net assets.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio, all of whom are officers of A I M Capital Management, Inc., a wholly owned subsidiary of the advisor, are

- Robert G. Alley, Senior Portfolio Manager, who has been responsible for the fund since 1994 and has been associated with the advisor and/or its affiliates since 1992.

- Claude C. Cody, IV, Senior Portfolio Manager, who has been responsible for the fund since 1994 and has been associated with the advisor and/or its affiliates since 1992.

- Carolyn L. Gibbs, Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1992.

- Craig A. Smith, Senior Portfolio Manager, who has been responsible with the fund since 1996 and has been associated with the advisor and/or its affiliates since 1989.

- Meggan M. Walsh, Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1991.

                                        3
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                         ------------------------------
                         AIM V.I. GLOBAL UTILITIES FUND
                         ------------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES

The fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Life insurance companies participating in the fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund.

PRICING OF SHARES

The fund prices its shares based on its net asset value. The fund values portfolio securities for which market quotations are readily available at market value. The fund values short-term investments maturing within 60 days at amortized cost, which approximates market value. The fund values all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the New York Stock Exchange (NYSE), events occur that materially affect the value of the security, the fund may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors. The effect of using fair value pricing is that the fund's net asset value will be subject to the judgment of the Board of Directors or its designee instead of being determined by the market. Because the fund may invest in securities that are primarily listed on foreign exchanges, the value of the fund's shares may change on days when the separate account will not be able to purchase or redeem shares. The fund determines the net asset value of its shares as of the close of the NYSE on each day the NYSE is open for business.

TAXES

The amount, timing and character of distributions to the separate account may be affected by special tax rules applicable to certain investments purchased by the fund. Holders of variable contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax advisors before investing.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS

The fund generally declares and pays dividends, if any, annually to separate accounts of participating life insurance companies. The fund expects that its distributions will consist primarily of capital gains.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains (including any net gains from foreign currency transactions), if any, annually to separate accounts of participating life insurance companies.

  At the election of participating life insurance companies, dividends and distributions are automatically reinvested at net asset value in shares of the fund.

SUBMISSION OF MATTERS TO SHAREHOLDERS

At a meeting held on February 3, 2000, the Board of Directors of AIM Variable Insurance Funds, Inc. (the company), on behalf of the fund, voted to request shareholders to approve the following items that will affect the fund:

- Elect ten directors, each of whom will serve until his or her successor is elected and qualified;

- An Agreement and Plan of Reorganization which provides for the reorganization of the company, which is currently a Maryland corporation, as a Delaware business trust;

- A new advisory agreement between the company and A I M Advisors, Inc. (AIM). The principal changes to the advisory agreement are (i) the deletion of references to the provision of administrative services, and (ii) the clarification of provisions relating to delegations of responsibilities and the non-exclusive nature of AIM's services. The revised advisory agreement does not change the fees paid by the fund (except that the agreement permits the fund to pay a fee to AIM in connection with any new securities lending program implemented in the future);

- Changing the fund's fundamental investment restrictions. The proposed revisions to the fund's fundamental investment restrictions are described in the fund's statement of additional information;

- Changing the fund's investment objectives and making them non-fundamental. The investment objectives of the fund would be changed by deleting references to the types of securities that the fund will purchase. Pursuant to this proposal, the fund's investment objective would read: "The fund's investment objective is to achieve a high total return." If the investment objective of the fund becomes non-fundamental, it can be changed in the future by the Board of Directors of the company without further approval by shareholders; and

- Ratify the selection of Tait, Weller & Baker as independent accountants.

The Board of Directors of the company has called a meeting of the fund's shareholders to be held on or about April 10, 2000 to vote on these and other proposals. Only shareholders of record as of January 20, 2000 are entitled to vote at the meeting. Proposals that are approved are expected to become effective on or about April 17, 2000.

                         ------------------------------
                         AIM V.I. GLOBAL UTILITIES FUND
                         ------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  The table shows the financial highlights for a share of the fund outstanding during each of the fiscal years (or periods) indicated.

  This information has been audited by Tait, Weller & Baker, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

  Total return information in this table may be affected by special market factors, including the fund's investments in the initial public offering markets, which may have a magnified impact on the fund due to its small asset base. There is no guarantee that, as the fund's assets grow, it will continue to experience substantially similar performance.

                                                                                                         YEAR ENDED
                                                             YEAR ENDED DECEMBER 31,                     JANUARY 31,
                                                 1999(a)     1998      1997      1996        1995           1995
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $ 17.36    $ 15.26   $ 12.55   $ 11.64     $ 9.69          $10.00
Income from investment operations:
  Net investment income                             0.32       0.35      0.32      0.40       0.29            0.27
  Net gains (losses) on securities (both
    realized and unrealized)                        5.49       2.15      2.40      0.99       1.98           (0.33)
    Total from investment operations                5.81       2.50      2.72      1.39       2.27           (0.06)
Less distributions:
  Dividends from net investment income             (0.37)     (0.28)       --     (0.41)     (0.31)          (0.25)
  Distributions from net realized gains               --      (0.12)    (0.01)    (0.07)     (0.01)             --
    Total distributions                            (0.37)     (0.40)    (0.01)    (0.48)     (0.32)          (0.25)
Net asset value, end of period                   $ 22.80    $ 17.36   $ 15.26   $ 12.55     $11.64          $ 9.69
Total return(b)                                    33.56%     16.49%    21.63%    12.07%     23.73%          (0.56)%
-------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)         $39,772    $28,134   $22,079   $13,576     $8,394          $2,958
Ratio of expenses to average net assets             1.14%(c)    1.11%    1.28%     1.40%(d)   1.47%(d)(e)     1.31%(e)(f)
Ratio of investment income to average net assets    1.72%(c)    2.46%    2.81%     3.56%(d)   3.76%(d)(e)     4.39%(e)(f)
Portfolio turnover rate                               45%        32%       28%       47%        58%             69%
-------------------------------------------------------------------------------------------------------------------------

(a) Calculated using average shares outstanding.

(b) Total returns are not annualized for periods less than one year.

(c) Ratios are based on average net assets of $31,098,057.

(d) After fee waivers and/or expense reimbursements. Ratios of expenses and net investment income to average net assets prior to fee waivers and/or expense reimbursements were 1.55% and 3.42% for 1996 and 2.44% (annualized) and 2.79% (annualized) for 1995.

(e) Annualized.

(f) After fee waivers and/or expense reimbursements. Ratios of expenses and net investment income to average net assets prior to fee waivers and/or expense reimbursements were 2.80% (annualized) and 2.90% (annualized), respectively.

                                        5
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                         ------------------------------
                         AIM V.I. GLOBAL UTILITIES FUND
                         ------------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you wish to obtain free copies of the fund's current SAI, please send a written request to A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 or call (800) 410-4246.

  You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, D.C., on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

 ----------------------------------
 AIM V.I. Global Utilities Fund
 SEC 1940 Act file number: 811-7452
 ----------------------------------


[AIM LOGO APPEARS HERE]         www.aimfunds.com        INVEST WITH DISCIPLINE
                                                      -- Registered Trademark --